UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 28, 2015.

WALGREENS BOOTS ALLIANCE, INC.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

108 WILMOT ROAD

DEERFIELD, IL 60015

Meeting Information
Meeting Type:	Annual
For holders as of:	March 30, 2015
Date: May 28, 2015 Time: 9:00 AM CT
Location: The Civic Opera House
20 North Wacker Drive (NW corner of Madison St. and upper Wacker Dr.) Chicago, IL 60606
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Admission Ticket

This Notice also serves as an admission ticket to attend the Walgreens Boots Alliance, Inc. Annual Meeting. This year’s meeting includes only a business meeting and short presentation, with no product information booths, samples or gift items. You should present an admission ticket and a government-issued photo identification to be admitted to the Annual Meeting. This ticket admits only the stockholder identified on this Notice and is not transferable.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          FISCAL 2014 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

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Voting Items

The Board of Directors recommends that you vote FOR all nominees for director. (Your proxy holders will vote FOR the election of the following nominees unless you indicate otherwise.)

1.	Election of 12 Directors:

Nominees:

	1a.	Janice M. Babiak

	1b.	David J. Brailer

	1c.	Steven A. Davis

	1d.	William C. Foote

	1e.	Ginger L. Graham

	1f.	John A. Lederer

	1g.	Dominic P. Murphy

	1h.	Stefano Pessina

	1i.	Barry Rosenstein

	1j.	Leonard D. Schaeffer

	1k.	Nancy M. Schlichting

	1l.	James A. Skinner

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This is not a ballot or a proxy. You cannot use this notice to vote these shares.

The Board of Directors recommends that you vote FOR proposals 2 and 3. (Your proxy holders will vote FOR each of the following proposals unless you indicate otherwise.)

2.	Advisory vote to approve named executive officer compensation.

3.	Ratify the appointment of Deloitte & Touche LLP as Walgreens Boots Alliance, Inc.’s independent registered public accounting firm.

The Board of Directors recommends that you vote AGAINST proposals 4, 5, 6 and 7. (Your proxy holders will vote AGAINST proposals 4, 5, 6 and 7 unless you indicate otherwise.)

4.	Stockholder proposal regarding an executive equity retention policy.

5.	Stockholder proposal regarding accelerated vesting of equity awards of senior executives upon a change in control.

6.	Stockholder proposal regarding proxy access.

7.	Stockholder proposal regarding linking executive pay to performance on sustainability goals.

Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

M82498-TBD